                                SECOND AMENDMENT
                         DATED AS OF SEPTEMBER 7, 1995


                 This SECOND AMENDMENT dated as of September 7, 1995 (this "AMENDMENT") to the Credit Agreement dated as of April 6, 1995, as amended by that certain First Amendment and Waiver dated as of August 9, 1995 (the "FIRST AMENDMENT") (as so amended, the "CREDIT AGREEMENT"), is by and among CORAM HEALTHCARE CORPORATION, a Delaware corporation ("CORAM"), CORAM, INC., a Delaware corporation (the "BORROWER") and a wholly owned subsidiary of Coram, EACH SUBSIDIARY GUARANTOR (as defined in the Credit Agreement) listed on Exhibit A hereto, THE FINANCIAL INSTITUTIONS PARTY THERETO (the "LENDERS") and CHEMICAL BANK, an agent for the Lenders (in such capacity the "ADMINISTRATIVE AGENT"), as collateral agent for the Lenders (in such capacity, the "COLLATERAL AGENT") and as fronting bank (in such capacity, the "FRONTING BANK"). Capitalized terms used herein without definitions shall have the respective meanings assigned in the Credit Agreement.

                                    RECITALS

                 WHEREAS, in order to permit Pharmcare, Inc., a subsidiary of the Borrower, to effect a sale of certain assets and to deposit certain proceeds of such sale in a collateral account as security for the obligations, the Borrower, Coram, the Subsidiary Guarantors and the Lenders named on the signature pages hereof desire to amend the Credit Agreement to (i) amend the definition of "Net Proceeds" contained therein and (ii) modify which Net Proceeds are required to be deposited in the Special Collateral Account (as defined in the First Amendment).

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, Coram, the Subsidiary Guarantors and the Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                                  AGREEMENT

                 SECTION 1. AMENDMENTS TO ARTICLE 1: DEFINITIONS AND ACCOUNTING MATTERS.

                 The definition of "Net Proceeds" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (vi) from subsection
(b) thereof and substituting the phrase "(vi) the sale of all or any part of the capital stock or assets of Pharmcare, Inc." therefor.

                 SECTION 2. OTHER AGREEMENTS. (a) Each of the Borrower, Coram and each Subsidiary Guarantor hereby agrees to deposit in the Special Collateral Account all amounts required to be deposited by it in the Special Collateral Account pursuant to Section 4(f) of the First Amendment; provided that, to the extent not otherwise required by Section 4(f) of the First Amendment, the Borrower, Coram and Subsidiary Guarantors shall also deposit 100% of the cash proceeds (including cash proceeds subsequently received after the Closing Date and amounts initially placed in escrow that subsequently become available) from any sale, transfer or other disposition of all or any part of the capital stock or assets of Pharmcare, Inc., less reasonable broker's or consultant's fees or commissions, reasonable legal costs, transfer and similar taxes and the Borrower's good faith estimate of income taxes incurred in connection with the receipt of such cash proceeds.

                 (b) The undersigned Lenders hereby consent to the sale by Pharmcare, Inc. of the assets to be sold pursuant to that certain Asset Purchase Agreement dated on or about September 8, 1995 among Compass Pharmacy Services of Texas, Inc., Pharmcare, Inc. and Coram; provided that all amounts required to be deposited in the Special Collateral Account in respect of such sale are deposited in the Special Collateral Account.

                 SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon the Administrative Agent's receipt of copies hereof that, when taken together, bear the signatures of each of the Borrower, Coram, the Subsidiary Guarantors and the Required Lenders.

                 SECTION 4. NOTICES. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

                 SECTION 5. APPLICABLE LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 6. NO NOVATION. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                 SECTION 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

                 [Remainder of page intentionally left blank.]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                  CORAM HEALTHCARE CORPORATION


                                  By:/s/ JAMES M. SWEENEY
                                  --------------------------------------------
                                     Name:  James M. Sweeney
                                     Title: Chairman, CEO & President


                                  CORAM, INC.


                                  By:/s/ JAMES M. SWEENEY
                                  --------------------------------------------
                                     Name:  James M. Sweeney
                                     Title: Chairman, CEO & President


                                  EACH SUBSIDIARY GUARANTOR
                                  LISTED ON EXHIBIT A


                                  By:/s/ JAMES M. SWEENEY
                                  --------------------------------------------
                                     Name:  James M. Sweeney
                                     Title: Chairman, CEO & President


                                  CHEMICAL BANK, individually and as
                                  Administrative Agent, Collateral Agent and
                                  Fronting Bank


                                  BY:/S/ LEONARD WEINER
                                  --------------------------------------------
                                     Name:  Leonard Weiner
                                     Title: Vice President

                                BANK OF AMERICA NT & SA


                                By: /s/ LESLIE RENTER
                                   ------------------------------------
                                   Name: Leslie Renter
                                        -------------------------------
                                   Title: Vice President
                                         ------------------------------


                                BANK OF IRELAND GRAND CAYMAN


                                By:  [illegible]
                                   ------------------------------------
                                   Name: [illegible]
                                        -------------------------------
                                   Title: Assistant Treasurer
                                         ------------------------------


                                THE BANK OF NOVA SCOTIA


                                By: /s/ D. N. GILLESPIE
                                   ------------------------------------
                                   Name: D. N. Gillespie
                                        -------------------------------
                                   Title: Assistant General Manager
                                         ------------------------------


                                BANK POLSKA


                                By: /s/ WILLIAM A. SHEA
                                   ------------------------------------
                                   Name: William A. Shea
                                        -------------------------------
                                   Title: Vice President Senior
                                          Lending Officer
                                         ------------------------------


                                BHF-BANK Aktienqesellschaft (f/k/a)
                                BERLINER HANDELS-UND
                                FRANKFURTER BANK GRAND
                                CAYMAN BRANCH


                                By: /s/ DAVID FRAENKEL
                                   ------------------------------------
                                   Name: DAVID FRAENKEL
                                        -------------------------------
                                   Title: VP
                                         ------------------------------


                                BHF-BANK Aktienqesellschaft (f/k/a)
                                BERLINER HANDELS-UND
                                FRANKFURTER BANK GRAND
                                CAYMAN BRANCH


                                By: /s/ EVON CONTOS
                                   ------------------------------------
                                   Name: EVON CONTOS
                                        -------------------------------
                                   Title: VP
                                         ------------------------------

                                 CHL HIGH YIELD LOAN PORTFOLIO
                                 (a Unit of Chemical Bank),


                                 By:
                                    ------------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------


                                 CREDIT LYONNAIS CAYMAN ISLAND BRANCH



                                 By: /s/ ALAN SIDRANE
                                    ------------------------------------
                                    Name: Alan Sidrane
                                         -------------------------------
                                    Title: Authorized Signature
                                          ------------------------------



                                 FIRST CHICAGO CAPITAL MARKETS, INC.



                                 By:
                                    ------------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------


                                 THE FIRST NATIONAL BANK OF BOSTON



                                 By:
                                    ------------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                         THE FIRST NATIONAL BANK OF
                         CHICAGO


                         By:
                            ------------------------------------
                            Name:
                                 -------------------------------
                            Title:
                                  ------------------------------


                         FIRST UNION NATIONAL BANK OF
                         NORTH CAROLINA


                         By:
                            ------------------------------------
                            Name: Ann M. Dodd
                                 -------------------------------
                            Title: Senior Vice President
                                  ------------------------------


                         THE MITSUBISHI BANK, LIMITED
                         CHICAGO BRANCH


                         By: /s/ NOBORU KOBAYASHI
                            ------------------------------------
                            Name: NOBORU KOBAYASHI
                                 -------------------------------
                            Title: JOINT GENERAL MANAGER
                                  ------------------------------


                         NBD BANK



                         By: /s/ FRANCELLE E. FULTON
                            ------------------------------------
                            Name: Francelle E. Fulton
                                 -------------------------------
                            Title: Vice President
                                  ------------------------------


                         NATIONSBANK OF TEXAS, N.A.



                         By: /s/ CHARLES KERR
                            ------------------------------------
                            Name: Charles Kerr
                                 -------------------------------
                            Title: Senior Vice President
                                  ------------------------------

                                     THE SUMITOMO TRUST & BANKING
                                     COMPANY, LTD., NEW YORK BRANCH


                                     By: /s/ SURAJ P. BHATIA
                                        --------------------------------------
                                        Name: SURAJ P. BHATIA
                                             ---------------------------------
                                        Title:    Senior Vice President
                                              Manager, Corporate Finance Dept.
                                              --------------------------------

                                   EXHIBIT A

                                SUBSIDIARIES OF
                        CORAM HEALTHCARE CORPORATION(1)

A.       CORAM HEALTHCARE CORPORATION SUBSIDIARIES:

T2 Medical, Inc.

Curaflex Health Services, Inc.

HealthInfusion, Inc.

H.M.S.S., Inc.

Medisys, Inc.

B.       T2 MEDICAL, INC. SUBSIDIARIES:

Alabama Home Therapeutics VI, Inc.

Athens Home Therapeutics, Inc.

Atlantic Coast Home Therapeutics, Inc. [to be changed to Coram Healthcare Corporation of Virginia]

Augusta Home Therapeutics, Inc.

Baltimore Home Therapeutics, Inc.

Capital Home Therapy, Inc.

Central Texas Home Therapeutics, Inc.

Charleston Home Therapeutics, Inc.

Charleston Home Therapeutics II, Inc.

City Home Therapeutics, Inc.



____________________

(1) Effective upon consummation of the Caremark Acquisition

Colonial Home Therapeutics, Inc.

Columbia Home Therapeutics, Inc.

Columbus Home Therapeutics, Inc.

Commonwealth Home Therapeutics, Inc.

Commonwealth Home Therapeutics II, Inc.

Commonwealth Home Therapeutics III, Inc.

Coram Healthcare Corporation of Alabama, formerly known as Alabama Home Therapeutics, Inc.

Coram Healthcare Corporation of Asheville, formerly known as Asheville Home Therapeutics, Inc.

Coram Healthcare Corporation of Central Florida, formerly known as Home Therapeutics of Florida, Inc.

Coram Healthcare Corporation of Central Virginia, formerly known as Central Virginia Home Therapeutics, Inc.

Coram Healthcare Corporation of Charlotte, formerly known as North Carolina Home Therapeutics, Inc.
 [to be changed to Coram Healthcare Corporation of North Carolina]

Coram Healthcare Corporation of Connecticut, formerly known as Connecticut Home Therapeutics, Inc.

Coram Healthcare Corporation of Georgia, formerly known as Georgia Home Therapeutics, Inc.

Coram Healthcare Corporation of Greater Washington, D.C., formerly known as Potomac Home Therapeutics, Inc.

Coram Healthcare Corporation of Iowa, formerly known as Iowa Home Therapeutics, Inc.

Coram Healthcare Corporation of Mississippi, formerly known as Mississippi Home Therapeutics, Inc.

Coram Healthcare Corporation of New Jersey, formerly known as Northern New Jersey Home Therapeutics, Inc.

Coram Healthcare Corporation of Northern California, formerly known as Lifesource, Inc.


Coram Healthcare Corporation of Northern Nevada, formerly known as TPN, Inc.

Coram Healthcare Corporation of Northern Ohio, formerly known as Cleveland Home Therapeutics, Inc.

Coram Healthcare Corporation of Oklahoma, formerly known as Tulsa Home Therapeutics, Inc.

Coram Healthcare Corporation of Rhode Island, formerly known as Rhode Island Home Therapeutics, Inc.

Coram Healthcare Corporation of Southern Florida, formerly known as Southwest Florida Home Therapeutics, Inc.

Coram Healthcare Corporation of Southern Ohio, formerly known as Tri-State Home Therapeutics, Inc.

Coram Healthcare Corporation of Tennessee, formerly known as Knoxville Home Therapeutics, Inc.

Coram Healthcare Corporation of Shenandoah Valley, formerly known as Shenandoah Home Therapeutics, Inc.

Coram Healthcare Corporation of Washington, formerly known as Puget Sound Home Therapeutics, Inc.

Coram Healthcare Corporation of Western Florida, formerly known as Sarasota Home Therapeutics, Inc.

Coram Healthcare Corporation of Western Kentucky, formerly known as Western Kentucky Home Therapeutics, Inc.

Coram Healthcare Corporation of West Virginia, formerly known as Southern West Virginia Home Therapeutics, Inc.

Cullam Home Therapeutics, Inc.

Dallas Home Therapeutics, Inc.

Dallas Home Therapeutics II, Inc.

Delaware Valley Home Therapeutics, Inc.

Diablo Home Therapeutics, Inc.

Drs. MBWS Home Therapeutics, Inc.

East Tennessee Home Therapeutics, Inc.

Georgia Home Nursing, Inc.

Georgia Home Therapeutics V, Inc.

Golden Gate Home Therapeutics, Inc.

Gramercy Park Home Therapeutics, Inc.

Greater Connecticut Home Therapeutics, Inc.

Greater New York Home Therapeutics, Inc.

Heritage Medical Services of Georgia, Inc.(2)

Home Therapeutics Supply, Inc.

Hunter Home Therapeutics, Inc.

Indiana Home Therapeutics, Inc. [to be
 changed to Coram Corporation of Indiana]

Intracare Corporation(3)

Intracare Holdings Corporation





____________________

(2) Wholly owned subsidiary of T2 Lithotripter Investment, Inc.

(3) Wholly owned subsidiary of Intracare Holdings Corporation.

Kentucky Home Therapeutics, Inc.

Keystone Home Therapeutics, Inc.

Litho Center Southwest, Inc.(4)

Long Island Home Therapeutics, Inc.

Meridian Home Therapeutics, Inc.

Merritt Home Therapeutics, Inc.

Metropolitan Home Therapeutics II, Inc.

Middle Tennessee Home Therapeutics, Inc.

Mid-Florida Home Therapeutics, Inc.

Midlands Home Therapeutics, Inc.

Milwaukee Home Therapeutics, Inc.

Milwaukee Home Therapeutics II, Inc.

Minnesota Home Therapeutics, Inc.

Mississippi Home Therapeutics II, Inc.

Montgomery Home Therapeutics, Inc.

Montgomery Home Therapeutics II, Inc.

New Orleans Home Therapeutics, Inc.

New York Home Therapeutics, Inc.

Northern New York Home Therapeutics, Inc.

Northshore Home Therapeutics, Inc.





____________________

(4) Wholly owned subsidiary of T2 Lithotripter Investment of Texas, Inc.

North Texas Home Therapeutics, Inc.

Oceanside Home Therapeutics, Inc.

Penn Valley Home Therapeutics, Inc.

Phoenix Home Therapeutics, Inc.

Piedmont Home Therapeutics, Inc.

Piedmont Home Therapeutics III, Inc.

Piedmont Home Therapeutics IV, Inc.

Professional Home Nursing, Inc.

Rhode Island Home Therapeutics II, Inc.

Rhode Island Home Therapeutics III, Inc.

River City Nursing, Inc.

Sacramento Home Therapeutics, Inc.

Salem Home Therapeutics, Inc.

Santa Barbara Home Therapeutics, Inc.

Sarasota Home Therapeutics II, Inc.

Servicetrends, Inc.

Southeast Home Therapeutics, Inc.

Southeast Home Therapeutics III, Inc.

Southeast Home Therapeutics IV, Inc.

Southern Arizona Home Therapeutics, Inc.

Southern California Home Therapeutics, Inc.
 [to be changed to Coram Healthcare Corporation of San Diego]

Southern Connecticut Home Therapeutics, Inc.

Space Coast Home Therapeutics, Inc.

St. Louis Home Therapeutics, Inc.

Syracuse Home Therapeutics, Inc.

Tampa Bay Area Home Therapeutics, Inc.

Texas Home Therapeutics, Inc.

T-Med, Inc.

Triad Home Therapeutics, Inc.

Tri-State Home Therapeutics III, Inc.

T2 Lithotripter Investment, Inc.

T2 Lithotripter Investment of Alabama, Inc.(5)

T2 Lithotripter Investment of Indiana, Inc.(6)

T2 Lithotripter Investment of Texas, Inc.(7)

T2 Medical Investments, Inc.

Tuscon Home Therapeutics, Inc.

Utah Home Therapeutics, Inc.

Westchester Home Therapeutics, Inc.

West 82nd Street Home Therapeutics, Inc.





____________________

(5) Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

(6) Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

(7) Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

White Plains Home Therapeutics, Inc.

C.       CURAFLEX HEALTH SERVICES, INC. SUBSIDIARIES:

Caremark Pharmacy Services, Inc., formerly known as Pharmcor, Inc.

CASC, Inc.

CHC of New York, Inc.(8)

Clinical Homecare Corporation(9)

Comprehensive Pharmacy Home IV Services, Inc.

Coram Alternate Site Services, Inc.,
 formerly Curaflex Infusion Services, Inc.

Coram Healthcare Corporation of Arizona

Coram Healthcare Corporation of Colorado

Coram Healthcare Corporation of Louisiana, formerly known as Curaflex Nursing Services, Inc.

Coram Healthcare Corporation of Michigan

Coram Healthcare Corporation of Nebraska

Coram Healthcare Corporation of North
 Texas, formerly known as Continuecare/Curaflex
 Health Services, Inc.

Coram Healthcare Corporation of Oregon

Coram Healthcare Corporation of Southern California


____________________

(8) Wholly owned subsidiary of Clinical Homecare Corporation.

(9) Wholly owned subsidiary of Curaflex Clinical Services, Inc.

Coram Healthcare Corporation of Southern Nevada

Coram Healthcare Corporation of Utah,
 formerly known as Curaflex Home Solution, Inc.

Coram Healthcare Corporation of Massachusetts

Curaflex Management Services, Inc.

Curaflex Massachusetts, Inc.

Curaflex of New York, Inc.

HomeLine, Inc.

New Jersey Living Center, Inc.

Orion Medical Services, Inc.

Stratogen of Florida, Inc.

Stratogen of Rhode Island, Inc.

D.       MEDYSIS, INC. SUBSIDIARIES:

American Home Therapies, Inc. [to be
 changed to Coram Healthcare of Missouri]

CareVan HomeCare of Illinois, Inc.

CareVan Medical Systems of Indiana, Inc.

CareVan Medical Systems of Ohio, Inc.(10)

CareVan Medical Systems of Texas, Inc.(11)

Coram Healthcare Corporation of Illinois, formerly known as CareVan Medical




____________________

(10) 88.2% owned by Medysis, Inc.

(11) 88.3% owned by Medysis, Inc.

 Systems of Illinois, Inc.

Coram Healthcare Corporation of Minnesota, formerly known as CareVan Medical
 Systems, Inc.

Coram Healthcare Corporation of Wisconsin, formerly known as CareVan Medical
 Systems of Wisconsin, Inc.

PharmCare, Inc.

E.       HEALTHINFUSION, INC. SUBSIDIARIES:

First Circle, Inc.(12)

HealthInfusion Dialysis, Inc.

HealthInfusion Franchise, Inc.

HealthInfusion of Delaware, Inc.

HealthInfusion of Indiana, Inc.

HealthInfusion of Mid-Atlantic, Inc.

HealthInfusion of Naples, Inc.

HealthInfusion of New York, Inc.

HealthInfusion of Oklahoma, Inc.

HealthInfusion of Oregon, Inc.

HealthInfusion of Pennsylvania, Inc.

HealthInfusion of Southern Oregon, Inc.

Hospicenter of Texas, Inc.




____________________

(12) Ceased operations 12/94.

In Vivo Acquisition Corporation

NEFRA, Inc.

F        H.M.S.S. SUBSIDIARIES:

Coram Healthcare Corporation of Texas,
 formerly known as H.M.S.S. of Texas, Inc.

H.M.S.S. Infusion Affiliates, Inc.

H.M.S.S. Infusion Affiliates of Jacksonville, Inc.

H.M.S.S. Management, Inc.

H.M.S.S. of New York, Inc.

Therapeutic Affiliates, Inc.